First Midwest Bancorp, Inc.

Earnings Call Presentation:

2019 First Quarter

April 24, 2019

Q1 '19 HIGHLIGHTS

EPS

- Increased EPS to $0.43, up from $0.39 for Q4 '18 and $0.33 for Q1 '18
  - Generated EPS, adjusted[1] of $0.46, seasonally down 4% from Q4 '18 and up 39% from Q1 '18

Loans and Deposits

- Grew loans to $12bn, up 4% annualized from Q4 '18 and 8% from Q1 '18
- Increased total average deposits to $12bn, up 10% from Q1 '18

NII and NIM

- Expanded NII to $139mm, consistent with Q4 '18 and up 17% from Q1 '18
- Increased NIM[1] to 4.04%, up 8 bps from Q4 '18 and 24 bps from Q1 '18

Asset Quality

- Reported NPAs to total loans plus OREO of 0.79%, up 9 bps from Q4 '18 and down 13 bps from Q1 '18

Noninterest Income

- Noninterest income down 4% from Q4 '18 and 2% from Q1 '18

Noninterest Expense

- Controlled noninterest expense, reporting an efficiency ratio[1] of 56%, consistent with Q4 '18 and down from 61% in Q1 '18

Capital

- Generated CET1 capital of 10.52%, up 32 bps from Q4 '18 and 87 bps from Q1 '18
- Announced a share repurchase program authorizing the Company to repurchase up to $180mm of its common stock

Dividends

- Declared dividends per share of $0.12, consistent with Q4 '18 and up 9% from Q1 '18

SOLID QUARTER IN-LINE WITH GUIDANCE
CAPITAL GENERATED PROVIDES FUTURE FLEXIBILITY

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

LOANS



$10,677
19%
30%
13%
38%
Q1 '18
$11,447
20%
28%
12%
40%
Q4 '18
$11,569
20%
28%
12%
40%
Q1 '19
C&I and agricultural
Owner-occupied CRE
Investor CRE
Consumer

Highlights

- Up 4%, annualized from Q4 '18
  - C&I growth more than offset CRE payoffs
  - Consumer growth reflects purchased as well as organic activity
- Up 8% from Q1 '18
  - Impacted by the Northern States acquisition completed in Q4 '18, adding $285mm at close
- Average loans grew 2%, annualized and 9% from Q4 '18 and Q1 '18, respectively
- Mix remains relatively unchanged
- Loan yield, excluding accretion[(1)], was 4.93%, up 13 bps from Q4 '18 and 52 bps from Q1 '18, reflective of higher rates

Outlook (Including Bridgeview)

High-single to low-double digit growth

Dollars in millions
Balances shown are end of period
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

ASSET QUALITY



Non-performing Assets
2.00%
1.00%
0.00%
0.92%
0.70%
0.79%
Q1 '18
Q4 '18
Q1 '19
NPAs / Loans + OREO



Net Charge-offs
0.70%
0.40%
0.10%
0.62%
0.59%
0.34%
0.26%
0.37%
0.32%
Q1 '18
Q4 '18
Q1 '19
Provision / Avg Loans (2)
NCOs / Avg Loans (2)



Allowance
1.50%
1.00%
0.50%
1.01%
1.01%
1.00%
0.90%
0.90%
0.91%
Q1 '18
Q4 '18
Q1 '19
Allowance / Loans, excluding acquired loans
Allowance / Loans

Highlights

- NPAs reflect normal fluctuations
- NCOs to average loans of 0.32% within normalized range
- Provision reflects NCOs, loan growth, and underlying loan mix



Outlook (Including Bridgeview)

- **NCOs expected in the low to mid-30 bps range**
- **Provision expense approximates NCOs and loan growth**

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

DEPOSITS



$11,025
16%
16%
18%
18%
31%
$12,002
19%
15%
18%
17%
31%
$12,165
22%
15%
17%
17%
29%
78% Core
Q1 '18
Q4 '18
Q1 '19
Demand
Savings
NOW
Money Market
Time

Highlights

- Average deposits of $12bn, up 1% and 10% from Q4 '18 and Q1 '18
  - Average time deposits up 15% and 53% from Q4 '18 and Q1 '18, respectively
  - Mix relatively unchanged, 64% retail, 26% commercial, 10% public
- Loans to deposits of 95%
- Cost of deposits remains low at 55bps, ~30bps lower than peers[(9)]

Outlook (Including Bridgeview)

Commensurate with loan growth

Dollars in millions
Balances shown are QTD averages
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

NET INTEREST INCOME

Net Interest Income Trend and Composition

	Q1 '18	Q4 '18	Q1 '19
Total interest-earning assets	$ 12,752	$ 13,998	**$ 14,035**
NIM[1]	3.80 %	3.96 %	**4.04 %**
Accretion	(0.16)%	(0.15)%	**(0.18)%**
NIM, adjusted[1]	3.64 %	3.81 %	**3.86 %**



$119
$5
$139
$5
$139
$6
NII
Accretion
Q1 '18
Q4 '18
Q1 '19

Highlights

- NII consistent with Q4 '18 and up 17% from Q1 '18
  - Accretion up $1mm from Q4 '18 and Q1 '18
- NIM, adjusted[1] of 3.86%, up 5 bps from Q4 '18 and 22 bps from Q1 '18
  - Reflective of higher rates and earning asset growth, partially offset by higher funding costs
- Strong core deposit base allowed for modest increase in funding costs through 4 rate hikes since Q1 '18

Outlook (Including Bridgeview)

- **Low to mid-double digit NII growth**
  - **Dependent on rates, earning asset growth, and funding costs**
  - **Includes accretion of $30mm**
- **NIM pressure expected for the remainder of year due to rates, Bridgeview, and potential actions to reduce rate sensitivity**

Dollars in millions
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

NONINTEREST INCOME

Noninterest Income Trend and Composition



$36
$36
$35
Q1 '18
Q4 '18
Q1 '19
Deposit service charges
Wealth management
Card-based
Mortgage banking
Other noninterest income (3)

Highlights

- Noninterest income down 4% from Q4 '18 and 2% from Q1 '18
  - Seasonality of deposit service charges, card-based and capital markets compared to Q4 '18
  - Mortgage banking impacted by lower MSRs
    - MSRs down $400m from Q4 '18 and $1.1mm from Q1 '18
  - Partially offset by higher fees due to Northern States and Northern Oak acquisitions
- AUM of ~$12bn, increasing 16% from Q4 '18 driven by Northern Oak and market recovery
  - Wealth management fees grew 6% from both Q4 '18 and Q1 '18

Outlook (Including Bridgeview)

High-single to low-double digit growth for the year

Dollars in millions

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

NONINTEREST EXPENSE

Noninterest Expense Trend and Composition

	Periods Ended			March 31, 2019 Percent Change From	
	Q1 '18	Q4 '18	**Q1 '19**	Q4 '18	Q1 '18
Noninterest expense as reported	$ 95	$ 111	**$ 102**	(8)%	7%
A&I related expenses	—	(10)	**(4)**	(61)	(100)
Delivering Excellence implementation costs	—	(3)	**—**	(92)	(100)
Noninterest expense, adjusted[1]	$ 95	$ 98	**$ 98**	— %	3%



$95
$98
$98
Q1 '18
Q4 '18
Q1 '19
Salaries & Benefits
Occupancy & Equipment
Professional services
Technology
Other noninterest expense[4]

Highlights

- Noninterest expense, adjusted[1] of $98mm
  - Consistent with Q4 '18 and up 3% from Q1 '18
- Controlled expenses as Delivering Excellence recurring benefits continue to be realized
  - Efficiency ratio[1] of 56%, consistent with Q4 '18 and down from 61% for Q1 '18
  - $5mm of quarterly recurring Delivering Excellence benefits now realized

Outlook (Including Bridgeview)

Q4 '18 run rate of $98mm plus 3% inflation and ~$4mm for Bridgeview in Q2 '19, ~$6mm each in Q3 and Q4 '19

Dollars in millions
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

CAPITAL

	Q1 '18	Q4 '18	Q1 '19
Company Regulatory Capital Ratios:			
• CET1 capital to RWA	9.65%	10.20%	10.52%
• Tier 1 capital to RWA	10.07%	10.20%	10.52%
• Total capital to RWA	12.07%	12.62%	12.91%
Company Tangible Common Equity Ratios[1]:			
• TCE to tangible assets	8.18%	8.59%	9.00%
• TCE to RWA	9.18%	9.81%	10.29%

Highlights

- Capital ratios up due to strong earnings and ~25bps impact, or $47.3mm, of deferred gain, net of tax, from the new leasing standard, partially offset by the Northern Oak acquisition and the impact of loan and security growth on RWA
- Higher capital ratios vs. Q1 '18 were also partially offset by the Northern States acquisition and Tier 1 capital ratios were impacted by the phase-out of Tier 1 treatment of the Company's trust-preferred securities in Q4 '18
- Announced a share repurchase program authorizing the Company to repurchase up to $180mm of its common stock

Outlook (Including Bridgeview)

Levels provide future flexibility

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

OVERVIEW OF BRIDGEVIEW

Transaction Highlights

Compelling Rationale

- Expands greater Chicagoland presence
- Attractive deposit franchise
- In-market, low-risk integration

Financially Attractive

- Full year EPS accretion of ~5%, or $0.11, in 2020[5]
- Tangible book value earn back of ~3 years[6]
- Internal rate of return in excess of 20%

Valuation Multiples

- ~1.3x tangible book value per share
- Core deposit premium of 4.0%
- 9.4x LTM earnings including fully phased-in after-tax cost savings

Transaction Assumptions

- ~40% reduction in Bridgeview's total noninterest expense base (phased-in 75% in 2019 and 100% in 2020)

December 31, 2018 Financial Snapshot

- $1.3bn of total assets
- $1.0bn of deposits
- $800mm of loans

Branch Networks



Harvard
Woodstock
Crystal Lake
Lake in the Hills
Carpentersville
Elgin
Streamwood
St Charles
Geneva
Batavia
Yorkville
Carol Stream
Wheaton
Addison
Elmhurst
Highland Park
Northbrook
Glenview
Evanston
Niles Skokie
North Chicago
Calumet City
Gary
Portage
Hobart
New Lenox
Romeoville
Braidwood
Woodridge
Darien
Burbank
First Midwest
Bridgeview

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

Q1 '19 OUTLOOK RECAP (unchanged from prior quarter)

Includes Bridgeview, Expected to Close May 9th

Loans and Deposits

- High-single to low-double digit loan growth
- Deposit growth commensurate with loan growth

NII and NIM

- Low to mid-double digit NII growth
  - Dependent on rates, earning asset growth, and funding costs
  - Includes accretion of $30mm
- NIM pressure expected for the remainder of year due to rates, Bridgeview, and potential actions to reduce rate sensitivity

Noninterest Income

- High-single to low-double digit growth for the year

Noninterest Expense

- Q4 '18 run rate of $98mm plus 3% inflation and ~$4mm for Bridgeview in Q2 '19, ~$6mm each in Q3 and Q4 '19

Asset Quality

- NCOs expected in the low to mid-30 bps range
- Provision expense approximates NCOs and loan growth

Taxes

- Effective tax rate expected to be approximately 25%

Capital

- Levels provide future flexibility

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

FINANCIAL RESULTS

	Q1 '18	Q4 '18	Q1 '19
Net Interest Income	$ 119	$ 139	**$ 139**
Loan Loss Provision	15	10	**10**
Noninterest Income	36	36	**35**
Noninterest Expense	95	111	**102**
Income before Income Taxes	45	54	**62**
Income Tax Expense	10	13	**16**
Net Income	$ 35	$ 41	**$ 46**
EPS	$ 0.33	$ 0.39	**$ 0.43**
EPS, Adjusted[(1)]	$ 0.33	$ 0.48	**$ 0.46**
ROATCE[(2)]	12.5%	13.4%	**14.4%**
ROATCE, Adjusted[(1)(2)]	12.5%	16.4%	**15.3%**
Efficiency Ratio[(1)]	61%	55%	**56%**

Highlights

- Increased EPS to $0.43, up from $0.39 for Q4 '18 and $0.33 for Q1 '18
  - EPS, adjusted[(1)] of $0.46, seasonally down 4% from Q4 '18 and up 39% from Q1 '18
  - Produced ROATCE, adjusted[(1)] of 15.3%, down 111 bps from Q4 '18 and up 281 bps Q1 '18
- Expanded NII to $139mm, consistent with Q4 '18 and up 17% from Q1 '18
- Increased NIM to 4.04%, up 8 bps from Q4 '18 and 24 bps from Q1 '18
- Controlled noninterest expenses, reporting an efficiency ratio[(1)] of 56%, consistent with Q4 '18 and down from 61% in Q1 '18

Dollars in millions, except per share data

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

FORWARD-LOOKING STATEMENTS

This presentation, as well as any oral statements made by or on behalf of First Midwest, may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "outlook," "predict," "project," "probable," "potential," "possible," "target," "continue," "look forward," or "assume" and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements speak only as of the date made, and First Midwest undertakes no obligation to update any forward-looking statements.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, including the related outlook for 2019, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, including the impact of certain actions and initiatives, First Midwest's Delivering Excellence initiative, including costs and benefits associated therewith and the timing thereof, anticipated trends in First Midwest's business, regulatory developments, the impact of federal income tax reform legislation, acquisition transactions, including First Midwest's proposed acquisition of Bridgeview, estimated synergies, cost savings and financial benefits of completed transactions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties and assumptions, including those discussed under the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2018, and in First Midwest's subsequent filings made with the SEC. These risks and uncertainties are not exhaustive, and other sections of these reports describe additional factors that could adversely impact First Midwest's business and financial performance.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

ADDITIONAL INFORMATION

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger of First Midwest and Bridgeview, First Midwest has filed a registration statement on Form S-4 (333-229674) with the SEC. The registration statement includes a proxy statement of Bridgeview, which also constitutes a prospectus of First Midwest, that has been sent to Bridgeview stockholders. Investors and stockholders are advised to read the registration statement and proxy statement/prospectus because it contains important information about First Midwest, Bridgeview and the proposed transaction. This document and other documents relating to the transaction filed by First Midwest can be obtained free of charge from the SEC's website at www.sec.gov. These documents also can be obtained free of charge by accessing First Midwest's website at www.firstmidwest.com under the tab "Investor Relations" and then under "SEC Filings." Alternatively, these documents can be obtained free of charge from First Midwest upon written request to First Midwest Bancorp, Inc., Attn: Corporate Secretary, 8750 West Bryn Mawr Avenue, Suite 1300, Chicago, Illinois 60631 or by calling (708) 831-7483, or from Bridgeview upon written request to Bridgeview Bancorp, Inc., Attn: Chief Financial Officer, 4753 North Broadway, Chicago, Illinois 60640 or by calling (708) 594-7400.

Participants in this Transaction

First Midwest, Bridgeview and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from Bridgeview stockholders in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, is included in the proxy statement/prospectus regarding the proposed Bridgeview transaction. Additional information about First Midwest and its directors and certain of its officers may be found in First Midwest's definitive proxy statement relating to its 2019 Annual Meeting of Stockholders filed with the SEC on April 4, 2019 and First Midwest's annual report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 1, 2019. The definitive proxy statement and annual report can be obtained free of charge from the SEC's website at www.sec.gov.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

Appendix

NON-GAAP FINANCIAL INFORMATION

The Company's accounting and reporting policies conform to U.S.GAAP and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance.These non-GAAP financial measures include EPS, adjusted, the efficiency ratio, adjusted, tax-equivalent NII (including its individual components), tax-equivalent NIM, tax-equivalent NIM, adjusted, loan yield, excluding accretion, noninterest expense, adjusted,TCE to tangible assets,TCE to RWA, ROATCE, and ROATCE adjusted.

The Company presents EPS, the efficiency ratio, and ROATCE, all adjusted for certain significant transactions.These transactions include acquisition and integration related expenses associated with completed and pending acquisitions (first quarter of 2019 and fourth quarter of 2018) and Delivering Excellence implementation costs (first quarter of 2019 and fourth quarter of 2018). Management believes excluding these transactions from EPS, the efficiency ratio, and ROATCE may be useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding acquisition and integration related expenses from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics may enhance comparability for peer comparison purposes.

The Company presents noninterest expense, adjusted, which excludes Delivering Excellence implementation costs and A&I related expenses. Management believes that excluding these items from noninterest expense may be useful in assessing the Company's underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.

The tax-equivalent adjustment to NII and NIM recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In addition, management believes that presenting tax-equivalent net interest margin, adjusted, and loan yield, excluding accretion, may enhance comparability for peer comparison purposes and is useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate based on the size of each acquisition, as well as from period to period.

In management's view,TCE measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers.These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.

Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the previously provided tables and the following reconciliations for details on the calculation of these measures to the extent presented herein.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended		
	March 31, 2018	December 31, 2018	March 31, 2019
Earnings Per Share			
Net income	$ 33,510	$ 41,408	$ 46,058
Net income applicable to non-vested restricted shares	(311)	(320)	(403)
Net income applicable to common shares	33,199	41,088	45,655
Adjustments to net income:			
A&I related expenses	—	9,553	3,691
Tax effect of A&I related expenses	—	(2,388)	(923)
Delivering Excellence implementation costs	—	3,159	258
Tax effect of Delivering Excellence implementation costs	—	(790)	(65)
Total adjustments to net income	—	9,534	2,961
Net income applicable to common shares, adjusted	$ 33,199	$ 50,622	$ 48,616
Weighted-average diluted common shares outstanding	101,938	105,116	105,770
Diluted EPS	$ 0.33	$ 0.39	$ 0.43
Diluted EPS, adjusted[8]	$ 0.33	$ 0.48	$ 0.46

Amounts in thousands, except per share data
Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended		
	March 31, 2018	December 31, 2018	March 31, 2019
Efficiency Ratio Calculation			
Noninterest expense	$ 95,582	$ 110,828	$ 102,110
Less:			
Net OREO expense	(1,068)	(763)	(681)
Acquisition and integration related expenses	—	(9,553)	(3,691)
Delivering Excellence implementation costs	—	(3,159)	(258)
Total	$ 94,514	$ 97,353	$ 97,480
Tax-equivalent NII[2][7]	$ 119,538	$ 139,755	$ 140,132
Noninterest income	35,517	36,462	34,906
Total	$ 155,055	$ 176,217	$ 175,038
Efficiency ratio	60.96%	55.25%	55.69%
Tax-Equivalent NII / NIM			
NII	$ 118,563	$ 138,629	$ 139,024
Tax-equivalent adjustment	975	1,126	1,108
Tax-equivalent NII[2][7]	119,538	139,755	140,132
Less: accretion	(5,112)	(5,426)	(6,369)
Tax-equivalent NII, adjusted	$ 114,426	$ 134,329	$ 133,763
Average interest-earning assets	$ 12,751,526	$ 13,998,008	$ 14,035,361
NIM[2][7]	3.80%	3.96%	4.04%
NIM, adjusted[2][7]	3.64%	3.81%	3.87%
Loan Yield			
Tax-equivalent loan interest income[7]	$ 119,318	$ 143,561	$ 145,531
Less: accretion	(5,112)	(5,426)	(6,369)
Tax-equivalent loan interest income, adjusted	$ 114,206	$ 138,135	$ 139,162
Average loans	$ 10,499,283	$ 11,408,062	$ 11,458,233
Loan yield	4.61%	4.99%	5.15%
Loan yield, excluding accretion	4.41%	4.80%	4.93%

Amounts in thousands, except per share data
Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended		
	March 31, 2018	December 31, 2018	March 31, 2019
Tangible Common Equity			
Stockholders' equity	$ 1,869,287	$ 2,054,998	$ 2,159,471
Less: goodwill and other intangible assets	(754,814)	(790,744)	(808,852)
TCE	$ 1,114,473	$ 1,264,254	$ 1,350,619
Total assets	$ 14,379,971	$ 15,505,649	$ 15,817,769
Less: goodwill and other intangible assets	(754,814)	(790,744)	(808,852)
Tangible assets	$ 13,625,157	$ 14,714,905	$ 15,008,917
TCE to tangible assets	8.18%	8.59%	9.00%
Return on Average Tangible Common Equity			
Net income applicable to common shares	$ 33,199	$ 41,088	$ 45,655
Intangibles amortization	1,802	2,077	2,363
Tax effect of intangibles amortization	(508)	(519)	(591)
Total adjustments to net income[8]	—	9,534	2,961
Net income applicable to common shares, excluding intangibles amortization, adjusted[8]	$ 34,493	$ 52,180	$ 50,388
Average stockholders' equity	$ 1,873,419	$ 2,015,217	$ 2,138,281
Less: average intangible assets	(753,870)	(754,495)	(803,408)
Average TCE	$ 1,119,549	$ 1,260,722	$ 1,334,873
ROATCE, adjusted[2][8]	12.50%	16.42%	15.31%

Amounts in thousands, except per share data
Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended		
	March 31, 2018	December 31, 2018	March 31, 2019
Risk-Based Capital Data			
Common stock	$ 1,123	$ 1,157	$ 1,157
Additional paid-in capital	1,021,923	1,114,580	1,103,991
Retained earnings	1,103,840	1,192,767	1,273,245
Treasury stock, at cost	(200,068)	(200,994)	(186,763)
Goodwill and other intangible assets, net of deferred tax liabilities	(754,814)	(790,744)	(808,852)
Disallowed DTAs	(522)	(1,334)	(809)
CET1 capital	1,171,482	1,315,432	1,381,969
Trust-preferred securities	50,690	—	—
Other disallowed DTAs	(131)	(334)	—
Tier 1 capital	1,222,041	1,315,098	1,381,969
Tier 2 capital	242,870	311,391	312,840
Total capital	$ 1,464,911	$ 1,626,489	$ 1,694,809
RWA	$ 12,135,662	$ 12,892,180	$ 13,131,237
Adjusted average assets	$ 13,472,294	$ 14,782,327	$ 14,891,534
Total capital to risk-weighted assets	12.07%	12.62%	12.91%
Tier 1 capital to risk-weighted assets	10.07%	10.20%	10.52%
CET1 to risk-weighted assets	9.65%	10.20%	10.52%
Tier 1 capital to average assets	9.07%	8.90%	9.28%

Amounts in thousands, except per share data

Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

GLOSSARY OF TERMS

Allowance - Allowance for credit losses
A&I - Acquisition and integration expense
AUM - Assets under management
bn - Billion
bps - Basis points
Bridgeview - Bridgeview Bancorp, Inc.
C&I - Commercial and industrial
CET1 - Common equity Tier 1
Core Deposits - Represents demand deposit, savings, NOW and money market deposits
CRE - Commercial real estate
DTA - Deferred tax asset
EPS - Earnings per share
The Company or First Midwest - First Midwest Bancorp, Inc.
GAAP - U.S. Generally accepted accounting principles
MSRs - Mortgage servicing rights
mm - Million
NCOs - Net charge-offs
NII - Net interest income
NIM - Tax-equivalent net interest margin
Northern Oak - Northern Oak Wealth Management, Inc.
Northern States - Northern States Financial Corporation
NOW - Negotiable order of withwdrawal
NPAs - Non-performing assets
OREO - Other real estate owned
QTD - Quarter-to-date
ROATCE - Return on average tangible common equity
RWA - Risk-weighted assets
SEC - Securities and Exchange Commission
TCE - Tangible common equity - represents common stockholders' equity less goodwill and identifiable intangible assets

FOOTNOTES

[1] This financial measure includes certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.

[2] Annualized based on the actual number of days for each period presented.

[3] Other noninterest income includes merchant servicing fees, capital market products income, and other service charges, commissions, and fees.

[4] Other noninterest expense includes advertising and promotions expense, net OREO expense, and other expenses.

[5] Based on First Midwest's 2020 analyst consensus earnings estimates on a standalone basis.

[6] Using either the "crossover" earn back period (defined as the number of years for pro forma tangible book value per share to exceed projected standalone tangible book value per share) or the "simple" earn back period (defined as dilution to tangible book value per share at close divided by EPS accretion in 2020). Calculations include expected transaction expenses.

[7] Presented on a tax-equivalent basis, assuming the applicable federal income tax rate of 21%.

[8] Adjustments to net income for each period presented are detailed in the EPS non-GAAP reconciliation above.

[9] Refer to the Company's 2018 Annual Meeting Proxy Statement for a detailed list of the Company's peer group.